Exhibit 99.1

CONSOL Energy Announces Preliminary Financial Update;
Company Expects to Report a Second Quarter Loss

PITTSBURGH (July 20, 2015) - CONSOL Energy Inc. (NYSE: CNX) is announcing several items in advance of its scheduled July 28 second quarter earnings announcement.

First, CONSOL expects to report a second quarter loss from operations, primarily due to lower commodity prices. Operationally, CONSOL expects to achieve previous quarter total production guidance for both the E&P and Coal Divisions.

Separate from the operating loss, the company expects to record a significant impairment charge due to the reduction in the carrying value of CONSOL's conventional shallow oil and natural gas assets, largely resulting from a continuation of depressed NYMEX forward prices. This impairment charge is a non-cash item that will not affect the company’s reserves, Marcellus and Utica Shale segments, or net asset value (NAV). Also, the impairment will lower depreciation, depletion and amortization (DD&A) moving forward.

Finally, in the second quarter earning’s release and call, CONSOL expects to discuss its plan to generate free cash flow over the next 18-months, beginning in the second half of 2015, while maintaining annual gas production guidance at 30% growth for 2015 and 20% for 2016.

Earnings Release Information:
CONSOL Energy will report additional operational and financial results for the quarter ended June 30, 2015 at 6:45 a.m. ET on Tuesday, July 28, followed by a conference call at 10:00 a.m. ET. The call can be accessed at the investor relations section of the company’s web site, at www.consolenergy.com.

Cautionary Statements
Various statements in this release, including those that express a belief, expectation or intention, may be considered forward-looking statements under federal securities laws including Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") that involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The forward-looking statements may include projections and estimates concerning the timing and success of specific projects and our future production, revenues, income and capital spending. When we use the words "believe," "intend," "expect," "may," "should," "anticipate," "could," "estimate," "plan," "predict," "project," or their negatives, or other similar expressions, the statements which include those words are usually forward-looking statements. When we describe strategy that involves risks or uncertainties, we are making forward-looking statements. The forward-looking statements in this press release, if any, speak only as of the date of this press release; we disclaim any obligation to update these statements. We have based these forward-looking statements on our current expectations and assumptions about future events. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks, contingencies and uncertainties relate to, among other matters, the following: deterioration in economic conditions in any of the industries in which our customers operate; an extended decline in prices we receive for our gas, natural gas liquids and coal including the impact on gas prices of our gas operations being concentrated in Appalachia which has experienced a dramatic increase in gas production and decline in gas pricing relative to the benchmark Henry Hub prices; foreign currency fluctuations affecting the competitiveness of our coal abroad; our customers extending existing contracts or entering into new long-term contracts for coal; our reliance on major customers; our inability to collect payments from customers if their creditworthiness declines; the disruption of rail, barge, gathering, processing and transportation facilities and other systems that deliver our gas and coal to market; a loss of our competitive position because of the competitive nature of the gas and coal industries, or a loss of our competitive position because of overcapacity in these industries impairing our profitability; coal users switching to other fuels in order to comply with various environmental standards related to coal combustion emissions; the impact of potential, as well as any adopted regulations relating to greenhouse gas emissions on the demand for natural gas and coal ; the risks inherent in gas and coal operations, including our reliance upon third party contractors, being subject to unexpected disruptions, including geological conditions, equipment failure, timing of completion of significant construction or repair of equipment, fires, explosions, accidents and weather conditions which could impact financial results; decreases in the availability of, or increases in, the price of commodities or capital equipment used in our mining operations; obtaining and renewing governmental permits and approvals for our natural gas and coal gas operations; the effects of government regulation on the discharge into the water or air, and the disposal and clean-up of, hazardous substances and wastes generated during our natural gas and coal operations; our ability to find adequate water sources for our use in gas drilling, or our

Exhibit 99.1

ability to dispose of water used or removed from strata in connection with our gas operations at a reasonable cost and within applicable environmental rules; the effects of stringent federal and state employee health and safety regulations, including the ability of regulators to shut down a mine; the potential for liabilities arising from environmental contamination or alleged environmental contamination in connection with our past or current gas and coal operations; the effects of mine closing, reclamation, gas well closing and certain other liabilities; uncertainties in estimating our economically recoverable gas, oil and coal reserves; defects may exist in our chain of title and we may incur additional costs associated with perfecting title for gas rights on some of our properties or failing to acquire these additional rights we may have to reduce our estimated reserves; the outcomes of various legal proceedings, which are more fully described in our reports filed under the Exchange Act; increased exposure to employee-related long-term liabilities; lump sum payments made to retiring salaried employees pursuant to our defined benefit pension plan exceeding total service and interest cost in a plan year; replacing our natural gas and oil reserves, which if not replaced, will cause our gas and oil reserves and production to decline; acquisitions that we recently completed or may make in the future including the accuracy of our assessment of the acquired businesses and their risks, achieving any anticipated synergies, integrating the acquisitions and unanticipated changes that could affect assumptions we may have made and asset monetization transactions, including sales of additional interests in our thermal coal or other assets to CNX Coal Resources LP and divestitures to third parties we anticipate may not occur or produce anticipated proceeds; the terms of our existing joint ventures restrict flexibility, actions taken by the other party in our gas joint ventures may impact our financial position and various circumstances could cause us not to realize the benefits we anticipate receiving from these joint ventures;  risks associated with our debt; our hedging activities may prevent us from benefiting from price increases and may expose us to other risks; changes in federal or state income tax laws, particularly in the area of percentage depletion and intangible drilling costs, could cause our financial position and profitability to deteriorate; failure to appropriately allocate capital and other resources among our strategic opportunities may adversely affect our financial condition; failure by Murray Energy to satisfy liabilities it acquired from us, or failure to perform its obligations under various arrangements, which we guaranteed, could materially or adversely affect our results of operations, financial position, and cash flows;  information theft, data corruption and/or financial loss resulting from a terrorist attack or cyber incident;  operating in a single geographic area;  and other factors discussed in the 2014 Form 10-K under “Risk Factors,” as updated by any subsequent Form 10-Qs, which are on file at the Securities and Exchange Commission.

Investors:     Tyler Lewis, at (724) 485-3157 or tylerlewis@consolenergy.com

Media:         Brian Aiello, at (724) 485-3078 or brianaiello@consolenergy.com